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                                    GUARANTY

     Bert E. Brodsky, an individual, residing at South Road, Harbor Acres, Sands Point, NY 11050 (the "Guarantor") in order to induce National Medical Health Card Systems, Inc. ("Health Card") to accept a promissory note of even date herewith in the principal sum of $4,254,785 (the "Note") evidencing a debt owed by P.W. Capital, LLC to Health Card, do hereby, unconditionally and irrevocably guaranty the full and prompt payment to Health Card of all amounts payable under the Note.

     This Guaranty shall be a continuing guaranty, and liability hereunder shall in no way be affected or diminished by any renewal, extension, amendment or modification of the Note or any waiver of the provisions thereof. The Guarantor hereby waives any notice of default under or with respect to the Note. This Guaranty is not conditioned or contingent upon any attempt to collect from Maker. This Guaranty shall not be affected by any modification, amendment or alteration of the Note or by any waiver, forbearance or extension of time for payment granted to Maker.

     This Guaranty shall inure to the benefit of and may be enforced by Health Card or its endorsees, transferees, successors and assigns, and shall be binding upon and enforceable against the Guarantor and his successors, heirs, executors, administrators and legal representatives. This Guaranty may not be changed, terminated, modified or waived orally, but only in writing signed by Health Card and the Guarantor. This Guaranty shall remain and continue in full force and effect notwithstanding, and the liability of the Guarantor hereunder shall in no way be affected, modified or diminished by reason of (i) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship or other similar action or proceeding affecting Maker, whether or not notice of any of the foregoing is given to the Guarantor, or (ii) the Guarantor no longer being affiliated with or related to Maker.

     This Guaranty shall be deemed to have been made in the State of New York and the rights and liabilities of Maker and Guarantor shall be determined in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty as of the 1st day of June, 1998.


                                           Bert E. Brodsky
                                           ---------------------------
                                           Bert E. Brodsky

Sworn to before me this 1st day of June, 1998.


Linda M. Scarpantonio
-----------------------------
          Notary


                   [LINDA M. SCARPANTONIO NOTARY PUBLIC SEAL]


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